April 25, 2003

                              FOR IMMEDIATE RELEASE

                                                  Press Contact: G. Larry Owens
                                                      Executive Vice President,
                                              Chief Administrative Officer, and
                                                        Chief Financial Officer
                                                    Smithway Motor Xpress Corp.
                                                                 (515) 576-7418

            SMITHWAY MOTOR XPRESS CORP. REPORTS FIRST QUARTER RESULTS

FORT DODGE, IOWA (PR Newswire) April 25, 2003--Smithway Motor Xpress Corp. (Nasdaq SmallCap Market: SMXC) announced today financial and operating results for the first quarter ended March 31, 2003. For the quarter, operating revenue decreased approximately 3.2% to $39.9 million from $41.2 million for the corresponding quarter in 2002. Smithway's net loss was $1.6 million, or ($0.32) per basic and diluted share, compared with net loss of $2.0 million, or ($0.42) per basic and diluted share, for the same quarter in 2002. These results were consistent with the Company's previously announced expectations. The Company finished the first quarter in compliance with the revised financial covenants under its financing arrangements.

Smithway is a truckload carrier that hauls diversified freight nationwide, concentrating primarily on the flatbed segment of the truckload market. Its Class A Common Stock is traded on the Nasdaq National Market under the symbol "SMXC."

This press release and statements made by the Company in its stockholder reports and public filings, as well as oral public statements by Company representatives, may contain certain forward-looking information, usually identified by words such as "anticipates," "believes," "estimates," "projects," "expects," or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in forward-looking statements. The following factors, among others, could cause actual results to differ materially from those in forward-looking statements: failure to turn around continued operating losses, which could result in further violation of bank covenants and acceleration of indebtedness at several financial institutions; the ability to obtain financing on acceptable terms, and obtain waivers and amendments to current financing in the event of default; economic recessions or downturns in customers' business cycles; excessive increases in capacity within truckload markets; surplus inventories; decreased demand for transportation services offered by the Company; increases or rapid fluctuations in inflation, interest rates, fuel prices, and fuel hedging; the availability and costs of attracting and retaining qualified drivers and owner-operators; increases in insurance premiums and deductible amounts, or changes in excess coverage, relating to accident, cargo, workers' compensation, health, and other claims; the resale value of used equipment and prices of new equipment; seasonal factors such as harsh weather conditions that increase operating costs; regulatory requirements that increase costs and decrease efficiency, including new emissions standards and hours-of-service regulations; changes in management; and the ability to negotiate, consummate, and integrate acquisitions. Readers should review and consider the various disclosures made by the Company in this press release, stockholder reports, and in its Forms 10-K, 10-Q, and other public filings. The Company disclaims any such obligation to update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

                                           SMITHWAY MOTOR XPRESS CORP. AND SUBSIDIARIES
                                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                         (Dollars in thousands, except share and per share data and operating statistics)

                                                                                       Three months ended
                                                                                            March 31,
                                                                                           (unaudited)
                                                                                   ----------------------------
                                                                                      2002             2003
                                                                                   -----------      -----------
                     Operating revenue:
                          Freight                                                     $41,059          $39,879
                          Other                                                           161                7
                                                                                   -----------      -----------
                             Operating revenue                                         41,220           39,886
                     Operating expenses:
                          Purchased transportation                                     15,291           14,355
                          Compensation and employee benefits                           13,404           12,374
                          Fuel, supplies, and maintenance                               6,484            7,837
                          Insurance and claims                                          1,813            1,022
                          Taxes and licenses                                              836              841
                          General and administrative                                    1,809            1,358
                          Communications and utilities                                    507              412
                          Depreciation and amortization                                 3,776            3,710
                                                                                   -----------      -----------
                             Total operating expenses                                  43,920           41,909
                                                                                   -----------      -----------
                             Loss from operations                                      (2,700)          (2,023)

                     Financial (expense) income:
                          Interest expense                                               (561)            (450)
                          Interest income                                                   7                2
                                                                                   -----------      -----------
                             Loss before income taxes                                  (3,254)          (2,471)
                          Income tax benefit                                           (1,217)            (913)
                                                                                   -----------      -----------
                             Net loss                                                 ($2,037)         ($1,558)
                                                                                   ===========      ===========

                                                                                   -----------      -----------
                     Basic and diluted loss per share                                  ($0.42)          ($0.32)
                                                                                   ===========      ===========

                     Basic weighted average common shares outstanding               4,844,524        4,846,021
                     Diluted weighted average common shares outstanding             4,844,524        4,846,021


                          Operating Statistics

                                                                                   ----------------------------
                                                                                      2002             2003
                                                                                   -----------      -----------

                          Operating ratio                                              106.6%           105.1%
                          Average revenue per tractor per week                         $1,990 *         $2,183 *
                          Average revenue per seated tractor per week                  $2,300 *         $2,288 *
                          Average length of haul in miles                                 673              673
                          Average revenue per loaded mile                               $1.35 *          $1.35 *
                          Ending company tractors                                         939              771
                          Ending owner/operators tractors                                 576              515
                          Ending trailers                                               2,715            2,434
                          Weighted average tractors                                     1,517            1,285

                     *excludes fuel surcharge

                                           SMITHWAY MOTOR XPRESS CORP. AND SUBSIDIARIES
                                               CONDENSED CONSOLIDATED BALANCE SHEETS
                                                      (Dollars in thousands)


                                                                      December 31,             March 31,
                                                                         2002                    2003
                                                                     ------------            ------------
      ASSETS
          Current assets:
            Cash and cash equivalents                                        $105                    $118
            Receivables, net                                               14,125                  16,839
            Inventories                                                       868                     904
            Prepaid expenses and other                                      4,508                   5,928
                                                                     -------------            ------------
                Total current assets                                       19,606                  23,789

          Property and equipment                                          131,601                 127,557
          Less accumulated depreciation                                    64,031                  64,802
                                                                     -------------            ------------
            Net property and equipment                                     67,570                  62,755

          Other assets                                                      2,233                   2,188
                                                                     -------------            ------------

      Total assets                                                        $89,409                 $88,732
                                                                     =============            ============

      LIABILITIES AND STOCKHOLDERS' EQUITY
          Current liabilities:
            Current debt                                                  $11,595                 $11,942
            Accounts payable and accrued expenses                          12,139                  14,522
                                                                     -------------            ------------
                Total current liabilities                                  23,734                  26,464

          Long-term debt                                                   32,225                  31,123
          Deferred income taxes                                            10,257                   9,510
                                                                     -------------            ------------

      Total liabilities                                                    66,216                  67,097

          Stockholders' equity                                             23,193                  21,635
                                                                     -------------            ------------

      Total liabilities and stockholders' equity                          $89,409                 $88,732
                                                                     =============            ============